Exhibit 99.1
                                                                    ------------



NEWS RELEASE
------------
FOR IMMEDIATE RELEASE
---------------------

CONTACTS:
Moosa E. Moosa             Jane Miller
Chief Financial Officer    Corporate Relations Manager
(603) 595-7000             (603) 594-8585 ext. 3346


                  PRESSTEK REPORTS THIRD QUARTER 2003 EARNINGS
             - RECORDS FIFTH CONSECUTIVE QUARTER OF PROFITABILITY -

HUDSON, NH--OCTOBER 23, 2003--Presstek, Inc. (Nasdaq:PRST), a leading provider of direct digital imaging technology, today announced financial results for the third quarter ended September 27, 2003.

The company reported net income of $2.4 million for the third quarter of 2003, or $0.07 per basic and diluted share, compared to net income of $621,000, or $0.02 per basic and diluted share, for the corresponding period in the prior year, and net income of $1.8 million or $0.05 per basic and diluted share in the second quarter of fiscal 2003. Income from continuing operations for the third quarter of 2003 was $1.0 million, or $0.03 per basic and diluted share. Income from discontinued operations for the third quarter of 2003 was $1.4 million, or $0.04 per basic and diluted share. Revenue for the third quarter ended September 27, 2003 was $19.8 million, compared to $21.0 million in the same period a year ago, and $22.5 million in the second quarter of 2003.

Revenue for the nine months ended September 27, 2003 was $64.7 million, compared to $61.1 million in the same period a year ago. Presstek reported net income of $6.1 million, or $0.18 per basic share and $0.17 per diluted share, for the nine months ended September 27, 2003, compared to a net loss of $10.7 million, or $0.31 per basic and diluted share, for the same period last year. Income from continuing operations for the nine months ended September 27, 2003 was $4.6 million, or $0.14 per basic share and $0.13 per diluted share. Income from discontinued operations for the nine months ended September 27, 2003 was $1.4 million, or $0.04 per basic and diluted share. The net losses for the nine months ended September 28, 2002 included charges of $4.7 million for inventory write-downs and discontinued programs, and $6.0 million in charges related to workforce reductions.

During the third quarter of 2003, the company favorably settled a previously disclosed lawsuit that had been pending against Delta V, a business Presstek had discontinued in 1999. Net income from discontinued operations of $1.4 million for the third quarter of 2003 represents the reversal of substantially all the remaining reserve set aside for the discontinued operation.

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

Consumable revenue for the third quarter of 2003 was $12.2 million, compared to $13.8 million in the third quarter of 2002, and $13.6 million in the prior quarter. The decrease in consumable revenue is primarily the result of inventory level realignment at Heidelberg as it transitions from Presstek's branded consumable product to the new OEM plate manufactured by Presstek, which was announced in July of 2003. The decrease in consumable sales to Heidelberg was somewhat offset by increased sales of Presstek's Anthem and PearlDry consumables.

Equipment revenue for the third quarter of 2003 was $6.6 million, compared to $5.9 million in the same period a year ago, and $8.0 million in the previous quarter. The increase in equipment revenue from the same period last year is primarily the result of increased press and CTP sales, offset by anticipated lower kit revenue. The decrease in sales from the previous quarter primarily reflects the seasonality common to the capital equipment market.

Results for the third quarter of 2003 include a net loss of $1.2 million, which includes inter-company charges of $505,000 at the company's Lasertel subsidiary, down 49% from its net loss of $2.5 million, which includes inter-company charges of $475,000 in the corresponding quarter in the prior year, and down 20% from the second quarter of 2003. Net losses at Lasertel for the nine months ended September 27, 2003 total $4.4 million, including inter-company charges of $1.5 million. Lasertel recorded $410,000 in revenue from sales to external commercial customers in the third quarter of 2003, up from $328,000 in the second quarter of 2003. Lasertel's revenue from sales to external commercial customers in the third quarter of 2002 was not material.

Gross margins for the third quarter of 2003 were 39%, compared to 37% for the third quarter of 2002 and 43% in the prior quarter. The increase in gross margin percentage from the same period last year is primarily the result of external revenue at Lasertel, offset by an unfavorable product mix at Presstek. The decrease in gross margin percentage from the prior quarter is primarily due to a less favorable product mix and the price reductions on the new Heidelberg OEM plate.

Operating expenses (being the sum of research & development and sales, general & administrative) were $6.6 million in the third quarter of 2003, down from $6.9 million in the same period last year, and down from $7.2 million in the prior quarter.

President and Chief Executive Officer Edward J. Marino said, "Presstek's business fundamentals continue to strengthen. To get a true picture of this, we have to look beyond the inventory adjustments in Heidelberg's imaging kits and plates. Revenue from consumable sales in all other lines grew nearly 50% in the third quarter of 2003 compared to the same quarter last year. Additionally, in the third quarter of 2003 we shipped over 25% more DI presses and CTP systems than in the corresponding quarter last year."

Marino continued, "A number of important pieces came together in this quarter. On the new product front, we introduced two exciting new plate products which we believe give Presstek a leading position in the chemistry free and process free plate category. Last month at the Graph Expo exhibit in Chicago, we saw evidence of KPG building momentum behind their direct imaging press program, where there was a high amount of customer interest. Our OEM deal with A.B. Dick for both a platesetter and a new technology plate opens up a whole new channel to an important new market segment for Presstek. We believe these developments along with many others are positioning Presstek for future growth."

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

"Our balance sheet continues to improve," said Chief Financial Officer Moosa E. Moosa. "During the quarter, the company generated $4.5 million in cash from operations. Cash and cash equivalents at the end of the quarter were $26.7 million, up from $23.1 million at the end of the second quarter of 2003. Total debt at the end of the quarter was down $796,000 from the previous quarter. We believe that our strong financial position, together with the increased credit available under the new bank loans, positions us well for growth."

"We believe that the successful completion of a broad and expanded credit facility in October, in combination with new product introductions and new distribution channel initiatives, signals that confidence is building in Presstek's business," said Marino.

CONFERENCE CALL
Presstek's third quarter conference call is scheduled to take place at 11:00 a.m. (Eastern) on Thursday, October 23, 2003. In the call the company intends to discuss its financial results, its new credit facility, quarterly highlights and an update on the current state of the business as well as its current expectations for the future.

To participate in the call, dial (800) 299-9086, access code 81313965. To listen to a live web cast of the call, click on the link in the IR Calendar in the Investor Relations section of Presstek's website, http://www.presstek.com, fifteen minutes prior to start time. The webcast will be archived and available for replay until midnight on October 30, 2003. You may also listen to a telephone replay of the call from 1:00 p.m. on October 23, 2003 to 12:00 a.m. on October 30, 2003, by dialing (888) 286-8010, access code 33586687.

Presstek, Inc. is a leading developer of digital laser imaging and chemistry-free plate technologies for the printing and graphic arts industries. Marketed to world-leading press manufacturers and directly to end users, Presstek's patented DI(R), CTP and plate products eliminate photographic darkrooms, film and toxic processing chemicals, reduce the printing turnaround time and lower the production costs. The company's Lasertel subsidiary supplies it with the valuable resources necessary for its next generation laser imaging devices.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations regarding the market acceptance of new products and the sale of products in general, the strength of the company's relationships with its partners (both on manufacturing and distribution), the company's expectations regarding the strength and improvement in the company's fundamentals, including the management of its financial controls, expectations regarding future growth and profitability, and expectations regarding future working capital requirements. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the company's dependency on its strategic partners (both on manufacturing and distribution), the risks of uncertainty of strategic alliances, the risks of uncertainty of patent protection, the introduction of competitive products into the marketplace, shortages of critical or sole-source component supplies, the availability and quality of Lasertel's laser diodes,

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

manufacturing constraints or difficulties (as well as manufacturing difficulties experienced by our sub-manufacturing partners and their capacity constraints), the impact of general market factors in the print industry generally and the economy as a whole, market acceptance of and demand for the company's products and resulting revenue, the risk and impact of litigation, and other risks detailed in the company's Annual Report on Form 10-K for the fiscal year ended December 28, 2002 and the company's other reports on file with the Securities and Exchange Commission. The words "looking forward," "believe(s)," "should," "plan," "may," "expect(s)," "anticipate(s)," "likely," "objective," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Presstek undertakes no obligation to update any forward-looking statements contained in this news release.

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                                 PRESSTEK, INC.
                            STATEMENTS OF OPERATIONS
                           FOR THE THREE MONTHS ENDED
                      (In thousands, except per share data)
                                   (unaudited)

                                                            September 27,      September 28,
                                                                2003               2002
                                                              --------           --------
REVENUE:
 Product sales                                                $ 19,266           $ 19,962
 Royalties and fees from licensees                                 492              1,024
                                                              --------           --------
       Total revenue                                            19,758             20,986
                                                              --------           --------

COSTS AND EXPENSES:
 Cost of products sold                                          12,105             13,293
 Research and product development                                1,667              1,982
 Selling, general and administrative                             4,957              4,877
                                                              --------           --------
       Total costs and expenses                                 18,729             20,152
                                                              --------           --------

INCOME FROM OPERATIONS                                           1,029                834
                                                              --------           --------

INTEREST, NET                                                      (21)              (213)
                                                              --------           --------

INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                             1,008                621
PROVISION FOR INCOME TAXES                                        --                 --
                                                              --------           --------
INCOME FROM CONTINUING OPERATIONS                             $  1,008           $    621
                                                              --------           --------

DISCONTINUED OPERATIONS:
 Income from discontinued operations                             1,429               --
                                                              --------           --------
INCOME FROM DISCONTINUED OPERATIONS                           $  1,429           $   --
                                                              --------           --------

NET INCOME                                                    $  2,437           $    621
                                                              ========           --------

EARNINGS PER SHARE - BASIC:
 From continuing operations                                   $   0.03           $   0.02
                                                              ========           ========
 From discontinued operations                                 $   0.04           $   0.00
                                                              ========           ========
EARNINGS PER SHARE BASIC                                      $   0.07           $   0.02
                                                              ========           ========

EARNINGS PER SHARE - DILUTED:
 From continuing operations                                   $   0.03           $   0.02
                                                              ========           ========
 From discontinued operations                                 $   0.04           $   0.00
                                                              ========           ========
EARNINGS PER SHARE DILUTED                                    $   0.07           $   0.02
                                                              ========           ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC              34,177             34,125
                                                              ========           ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED            34,625             34,127
                                                              ========           ========


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                                 PRESSTEK, INC.
                            STATEMENTS OF OPERATIONS
                            FOR THE NINE MONTHS ENDED
                      (In thousands, except per share data)
                                   (unaudited)

                                                            September 27,      September 28,
                                                                2003               2002
                                                              --------           --------
REVENUE:
 Product sales                                                $ 62,598           $ 57,717
 Royalties and fees from licensees                               2,121              3,359
                                                              --------           --------
       Total revenue                                            64,719             61,076
                                                              --------           --------

COSTS AND EXPENSES:
 Cost of products sold                                          37,947             41,964
 Research and product development                                5,491              7,319
 Selling, general and administrative                            15,836             15,898
 Special charges                                                   550              5,961
                                                              --------           --------
       Total costs and expenses                                 59,824             71,142
                                                              --------           --------

INCOME (LOSS) FROM OPERATIONS                                    4,895            (10,066)
                                                              --------           --------

INTEREST, NET                                                     (272)              (651)
                                                              --------           --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                             4,623            (10,717)
PROVISION FOR INCOME TAXES                                        --                 --
                                                              --------           --------
INCOME (LOSS) FROM CONTINUING OPERATIONS                      $  4,623           $(10,717)
                                                              --------           --------

DISCONTINUED OPERATIONS:
 Income from discontinued operations                             1,429               --
                                                              --------           --------
INCOME FROM DISCONTINUED OPERATIONS                           $  1,429           $   --
                                                              --------           --------

NET INCOME (LOSS)                                             $  6,052           $(10,717)
                                                              ========           ========

EARNINGS (LOSS) PER SHARE - BASIC:
 From continuing operations                                   $   0.14           $  (0.31)
                                                              ========           ========
 From discontinued operations                                 $   0.04           $   0.00
                                                              ========           ========
EARNINGS (LOSS) PER SHARE BASIC                               $   0.18           $  (0.31)
                                                              ========           ========

EARNINGS (LOSS) PER SHARE - DILUTED
 From continuing operations                                   $   0.13           $  (0.31)
                                                              ========           ========
 From discontinued operations                                 $   0.04           $   0.00
                                                              ========           ========
EARNINGS (LOSS) PER SHARE DILUTED                             $   0.17           $  (0.31)
                                                              ========           ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC              34,158             34,124
                                                              ========           ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED            34,329             34,124
                                                              ========           ========



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                                 PRESSTEK, INC.
                                 BALANCE SHEETS
                                 (In thousands)

                                                            September 27,      December 28,
                                                                2003               2002
                                                              --------           --------
                                                            (unaudited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                   $ 26,657           $ 17,563
  Accounts receivable, net                                      14,713             15,108
  Inventories                                                   11,896             11,715
  Other current assets                                           1,221                554
                                                              --------           --------
        Total current assets                                    54,487             44,940
                                                              --------           --------

PROPERTY, PLANT AND EQUIPMENT, NET                              47,348             52,291
                                                              --------           --------

PATENT APPLICATION COSTS, AND OTHER, NET                         4,043              4,565
                                                              --------           --------

TOTAL ASSETS                                                  $105,878           $101,796
                                                              ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                           $  3,279           $  3,045
  Accounts payable                                               4,272              3,331
  Accrued expenses                                               9,160              9,992
                                                              --------           --------
        Total current liabilities                               16,711             16,368
                                                              --------           --------

LONG-TERM DEBT, NET OF CURRENT PORTION                          11,086             13,662
                                                              --------           --------

STOCKHOLDERS' EQUITY:
  Common stock                                                     342                341
  Additional paid-in capital                                    97,668             97,403
  Accumulated deficit                                          (19,929)           (25,978)
                                                              --------           --------
        Total stockholders' equity                              78,081             71,766
                                                              --------           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $105,878           $101,796
                                                              ========           ========



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